SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2015

UNDER ARMOUR, INC.

(Exact name of Registrant as Specified in its Charter)

Maryland	001-33202	52-1990078
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1020 Hull Street, Baltimore, Maryland	21230
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (410) 454-6428

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, Under Armour, Inc. (“Under Armour” or the “Company”) is currently involved in a consolidated class action lawsuit brought against the Company and the members of the Company’s Board of Directors on behalf of purported stockholders of the Company in connection with the creation by the Company of a new class of common stock, referred to as the Class C common stock, par value $0.0003 1/3 per share. The Company announced today that it has agreed with the plaintiffs not to distribute or pay a dividend consisting of shares of Class C common stock until 10 business days after a judgment is entered by the trial court and becomes final for purposes of appeal or, if a motion to stay or enjoin the distribution or dividend pending an appeal is filed by the plaintiffs during that 10 business day period, during the pendency of the motion.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for a Special Meeting of the Company’s stockholders on August 26, 2015. The Company has filed with the Securities and Exchange Commission (the “SEC”) and made available to the holders of its common stock as of July 13, 2015 a proxy statement containing important information relating to certain stock and governance related amendments to the Company’s charter and other matters to be considered by the Company’s stockholders at the Special Meeting (the “Proposals”). BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION RELATING TO THE PROPOSALS.

Investors may obtain the proxy statement and other relevant materials free of charge at the SEC’s website (http://www.sec.gov). In addition, documents filed with the SEC by the Company, including the proxy statement, are available free of charge from the Company at the Company’s website (http://www.uabiz.com), or by writing to Under Armour, Inc., 1020 Hull Street, Baltimore, Maryland 21230, Attn: Secretary.

Participants in the Solicitation

Under Armour and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Under Armour’s stockholders with respect to the Proposals to be considered at the Special Meeting. Information regarding the names, affiliations, and direct or indirect interests (by security holdings or otherwise) of these individuals is set forth in the proxy statement and the other relevant documents filed with the SEC. Stockholders can find information about Under Armour and its directors and executive officers and their ownership of Under Armour’s common stock in Under Armour’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its definitive proxy statement for the 2015 annual meeting filed with the SEC on March 13, 2015. Additional information regarding the interests of these individuals in the Proposals and their ownership of Under Armour’s common stock is also included in the definitive proxy statement for the Special Meeting filed with the SEC on July 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

	By:	/s/ John P. Stanton
John P. Stanton
Date: August 14, 2015		Senior Vice President, General Counsel & Secretary